Exhibit 99.3

Bancshares of Jackson Hole Incorporated

Jackson, Wyoming

Consolidated Interim Financial Statements (Unaudited)

June 30, 2022 (Unaudited)

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

CONSOLIDATED BALANCE SHEET

June 30, 2022
(unaudited)

Assets

Cash and due from banks	$6,861,428
Interest-bearing deposits with other banks	267,869,196
Cash and cash equivalents	274,730,624

Equity securities	1,974,256
Debt securities available-for-sale	55,046
Debt securities held-to-maturity	222,414,723
Other investments	4,314,305
Mortgage loans held for sale	2,618,925
Loans, net of allowance for loan losses of $12,057,901	1,111,678,484
Bank-owned life insurance	10,762,949
Premises and equipment, net	26,583,610
Interest receivable	3,198,198
Income tax receivable	—
Deferred tax assets, net	5,453,131
Other assets	2,416,388

Total assets	$1,666,200,639

See accompanying notes to consolidated interim financial statements.

(Continued)

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

CONSOLIDATED BALANCE SHEET

June 30, 2022
(unaudited)
Liabilities and Stockholders' Equity

Liabilities:
Deposits:
Noninterest-bearing	$549,237,121
Interest-bearing	977,854,256
Total deposits	1,527,091,377

Subordinated debentures, net of unamortized debt issuance costs of $267,500	14,732,500
FHLB advances	—
Income tax payable	1,512,625
Interest payable	48,250
Other liabilities	3,552,541
Total liabilities	1,546,937,293

Stockholders' equity:

Common stock, $0.10 par value; 303,000 shares authorized; 139,966 issued and 128,277 outstanding	13,997
Additional paid-in capital	4,663,555
Retained earnings	120,750,701
Accumulated other comprehensive loss	(5,845,901)
Treasury stock, 11,689 shares	(1,728,718)
Noncontrolling interest	1,409,712
Total stockholders' equity	119,263,346

Total liabilities and stockholders' equity	$1,666,200,639

See accompanying notes to consolidated interim financial statements.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

CONSOLIDATED STATEMENT OF INCOME

June 30, 2022
For the six months ended	(unaudited)

Interest income:
Loans, included fees	$21,777,487
Investment securities	1,804,408
Federal Reserve Bank and FHLB dividends	86,818
Interest-bearing deposits with other banks	482,798
Total interest income	24,151,511

Interest expense:
Deposits	904,558
Subordinated debentures	254,688
FHLB borrowings	157,479
Total interest expense	1,316,725

Net interest income	22,834,786

Provision for loan losses	450,000

Net interest income after provision for loan losses	22,384,786

Noninterest income:
Service charges and fees on deposit accounts	362,039
Trust fees	858,630
Gain on sale of mortgage loans	535,926
Gain on sale of securities	—
Other income	2,759,387
Total noninterest income	4,515,982

(Continued)

See accompanying notes to consolidated interim financial statements.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

CONSOLIDATED STATEMENT OF INCOME, CONTINUED

June 30, 2022
For the six months ended	(unaudited)
Noninterest expense:
Salaries and employee benefits	10,060,173
Occupancy expense	680,769
Depreciation expense	741,659
Data processing	1,355,979
Deposit insurance	429,002
Professional fees	(361,397)
Printing and office supplies	83,360
Postage and freight	240,405
Advertising	514,397
OREO expense including write-downs	—
Other expense	1,969,958
Total noninterest expense	15,714,305

Income before income tax expense	11,186,463

Income tax expense	2,502,587

Net income	8,683,876
Net income attributed to noncontrolling interest	112,026
Net income attributed to Bancshares	$8,571,850

See accompanying notes to consolidated interim financial statements.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

June 30, 2022
For the six months ended	(unaudited)

Net income	$8,683,876

Other comprehensive loss:
Net unrealized losses on securities available-for-sale, net of income taxes of $(1,132,565)	(4,194,687)
Other comprehensive loss	(4,194,687)

Comprehensive income	4,489,189
Comprehensive income attributed to noncontrolling interest	112,026
Comprehensive income attributed to Bancshares	$4,377,163

See accompanying notes to consolidated interim financial statements.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY FOR THE SIX MONTHS ENDED

					Accumulated
	Common	Common			Other				Total
	Stock,	Stock,	Capital	Retained	Comprehensive	Treasury	Bancshares	Noncontrolling	Stockholders'
	Nonvoting	Voting	Surplus	Earnings	Loss	Stock	Equity	Interest	Equity
Balance, December 31, 2021	$—	$13,997	$4,663,555	$112,178,851	$(1,651,214)	$(1,728,718)	$113,476,471	$1,297,686	$114,774,157
Net income	—	—	—	8,571,850	—	—	8,571,850	112,026	8,683,876
Other comprehensive loss	—	—	—	—	(4,194,687)	—	(4,194,687)	—	(4,194,687)

Balance, June 30, 2022	$—	$13,997	$4,663,555	$120,750,701	$(5,845,901)	$(1,728,718)	$117,853,634	$1,409,712	$119,263,346

See accompanying notes to consolidated interim financial statements.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

CONSOLIDATED STATEMENT OF CASH FLOWS

June 30, 2022
For the six months ended	(unaudited)

Cash flows from operating activities:
Net income	$8,683,876
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	450,000
Depreciation	741,659
Amortization of debt issuance cost	15,000
Unrealized losses on equity securities	104,960
Deferred income tax	(4,020,777)
Net premium amortization on securities	138,659
Gain on termination of securities hedge	(2,240,046)
Gain on sale of mortgage loans held for sale	(535,926)
Increase in bank-owned life insurance	(111,432)
Changes in:
Increase in interest receivable	(26,638)
Originations of mortgage loans held for sale	(40,569,916)
Proceeds from sale of mortgage loans held for sale	42,713,639
Decrease in other assets and income taxes receivable	7,856,631
Increase in interest payable, income taxes payable, and other liabilities	1,484,656
Net cash provided by operating activities	14,684,345

Cash flows from investing activities:
Proceeds from maturities, sales, calls and principal paydowns of securities	7,671,004
Purchases of securities available for sale	(14,231,897)
Purchases and sales of equity securities, net	(425,867)
Sale of other investments	436,599
Net increase in loans	(131,475,453)
Purchases of premises and equipment	(212,794)
Net cash used in investing activities	(138,238,408)

See accompanying notes to consolidated interim financial statements.

(Continued)

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

CONSOLIDATED STATEMENT OF CASH FLOWS, CONTINUED

June 30, 2022
For the six months ended	(unaudited)

Cash flows from financing activities:
Increase in deposits	80,211,313
Payments of FHLB advances	(23,000,000)
Net cash provided by financing activities	57,211,313

Change in cash and cash equivalents	(66,342,750)

Cash and cash equivalents at beginning of year	341,073,374

Cash and cash equivalents at end of year	$274,730,624

Supplemental disclosure of cash flow information:
Cash paid year-to-date for interest	$1,316,725
Cash paid year-to-date for income taxes	$2,502,587

Supplemental schedule of non-cash activities:
Transfer of securities from available-for-sale to held-to-maturity	$188,782,233

See accompanying notes to consolidated interim financial statements.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)BASIS OF PRESENTATION

The accounting and reporting policies of Bancshares of Jackson Hole Incorporated (the “Company”) conform to accounting principles generally accepted in the United States (“US GAAP”) and practices within the banking industry. The following represents the more significant of those policies and practices.

Nature of Operations

The Company is a bank holding company for its 98.8% owned subsidiary, Bank of Jackson Hole (the “Bank”), a state-chartered bank which provides full banking and trust services. The Bank generates loans and receives deposits from customers located primarily in Jackson, Wyoming; Boise, Idaho; and the surrounding areas. The Company is a member of the Federal Reserve Banking System. The Company and Bank are subject to regulation by the Wyoming Division of Banking, the Federal Reserve Bank, and the Federal Deposit Insurance Corporation (“FDIC”).

Principles of Consolidation

These consolidated interim unaudited financial statements include the accounts of the Company and the Bank. The consolidated group is hereinafter referred to as the Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated interim financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A material estimate that is particularly susceptible to significant change relates to the determination of the allowance for loan losses. While management uses available information to recognize losses on loans, future additions to the allowance may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Company’s allowance for loan losses. Such agencies may require the Company to recognize additions to the allowance based on their judgment about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the allowance for loan losses may change in the near term.

The significant accounting policies followed in the preparation of the interim unaudited consolidated financial statements are disclosed in Note 1 of the audited financial statements and notes for the year ended December 31, 2021. There have been no significant changes to the application of significant accounting policies since December 31, 2021.

(2)RESTRICTIONS ON CASH AND DUE FROM BANKS

The Company is required to maintain reserve funds in cash or on deposit with the Federal Reserve Bank. Due to COVID-19 and its impact on financial industry the reserve requirements have been temporarily eliminated by the Federal Reserve and no reserve balances were required to be maintained on deposit at June 30, 2022 and December 31, 2021.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3)DEBT SECURITIES

The amortized cost and estimated fair value of debt securities at June 30, 2022, are as follows:

As of June 30, 2022
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Available-for-Sale:
Mortgage-backed Securities issued by Government Sponsored Entities	$—	$—	$—	$—
State and Political Subdivisions	56,434	—	(1,388)	55,046
Corporate Bonds	—	—	—	—
	$56,434	$—	$(1,388)	$55,046

	As of June 30, 2022
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Held-to-Maturity:
Mortgage-backed Securities issued by Government Sponsored Entities	$155,529,767	$—	$(12,418,284)	$143,111,483
State and Political Subdivisions	29,241,997	—	(9,747,020)	19,494,977
Corporate Bonds	37,642,959	—	(1,036,398)	36,606,561
	$222,414,723	$—	$(23,201,702)	$199,213,021

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3)DEBT SECURITIES, CONTINUED

The amortized cost and estimated fair value of debt securities by contractual maturity at June 30, 2022, are as follows:

	Amortized	Fair
	Cost	Value
Available-for-Sale:
Due in one year or less	$—	$—
Due after one through five years	—	—
Due after five through ten years	56,434	55,046
Due after ten years	—	—
	$56,434	$55,046
Held-to-Maturity:
Due in one year or less	$876,911	$876,911
Due after one through five years	2,360,633	2,230,578
Due after five through ten years	45,866,237	43,863,119
Due after ten years	173,310,942	152,242,413
Mortgage-backed Securities issued by Government Sponsored Entities	—	—
	$222,414,723	$199,213,021

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Securities not due at a single maturity date are shown separately.

Securities pledged to secure public deposits had a carrying amount of $138,088,578 as of June 30, 2022.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3)DEBT SECURITIES, CONTINUED

The following tables show gross unrealized losses and the fair values of investments, segregated by investment category and length of time that the individual securities have been in an unrealized loss position at June 30, 2022:

	Less than 12 Months		Greater than 12 Months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses

Available-for-Sale:
State and Political Subdivisions	$55,046	$(1,388)	$—	$—	$55,046	$(1,388)
	$55,046	$(1,388)	$—	$—	$55,046	$(1,388)
Held-to-Maturity:
Mortgage-backed Securities issued by Government Sponsored Entities	$143,111,483	$(12,418,284)	$—	$—	$143,111,483	$(12,418,284)
State and Political Subdivisions	18,041,951	(9,282,389)	1,453,026	(464,631)	19,494,977	(9,747,020)
Corporate Bonds	36,606,561	(1,036,398)	—	—	36,606,561	(1,036,398)
	$197,759,995	$(22,737,071)	$1,453,026	$(464,631)	$199,213,021	$(23,201,702)

For all of the above debt securities, the unrealized losses are primarily the result of fluctuations in interest rates after the purchase of the security. Management has the ability and intent to hold securities available-for-sale in an unrealized loss position for a period of time sufficient for a recovery of cost. Management does not believe any of these securities are impaired due to reasons of credit quality. Accordingly, as of June 30, 2022, management believes the unrealized losses are temporary, and no loss has been recognized in the Company’s consolidated financial statements.

(4)OTHER INVESTMENTS

A summary of other investments at June 30, 2022, is as follows:

FHLB Stock	2022
FHLB Stock	$1,919,000
FRB Stock	1,184,251
Investment in Tulsa Valley Bancshares Corporation	1,211,054
$4,314,305

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5)LOANS AND ALLOWANCE FOR LOAN LOSSES

A summary of loans at June 30, 2022, is as follows:

2022

Commercial and Industrial	$86,073,558
Real Estate - Construction	241,789,990
Real Estate - Residential	263,104,574
Real Estate - Commercial	528,506,467
Consumer and Other	4,261,796
1,123,736,385
Less: Allowance for Loan Losses	(12,057,901)
$1,111,678,484

Allowance for Loan Losses as a Percent of Total Loans	1.07%

The loan balances in the table above are net of deferred fees and costs of $4,164,722 at June 30, 2022.

The Coronavirus Aid, Relief, and Economic Security (CARES) Act (2020) implemented a variety of programs to address issues related to the onset of the COVID-19 pandemic. One of the programs implemented was the Small Business Administration Paycheck Protection Program (PPP). PPP offered loans to small businesses that are forgivable under certain circumstances. The Company participated in PPP and loaned a total of $61,904,476 during 2021. As of June 30, 2022, PPP loans totaling $2,409,818 were outstanding. These loans are included in the commercial and industrial loans above.

The following presents an aging of the recorded investment in loans past due by class of loan as of June 30, 2022:

	30-89 Days	90 Days or More	Total		Total
	Past Due	Past Due	Past Due	Current	Loans

Commercial and Industrial	$1,109,500	$—	$1,109,500	$84,964,058	$86,073,558
Real Estate - Construction	—	—	—	241,789,990	241,789,990
Real Estate - Residential	—	—	—	263,104,574	263,104,574
Real Estate - Commercial	—	—	—	528,506,467	528,506,467
Consumer and Other	—	—	—	4,261,796	4,261,796
	$1,109,500	$—	$1,109,500	$1,122,626,885	$1,123,736,385

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5)LOANS AND ALLOWANCE FOR LOAN LOSSES, CONTINUED

The Company had no loans on non-accrual as of June 30, 2022.

Activity in the allowance for loans losses by loan portfolio segment as of and for the six months ended June 30, 2022:

	Commercial
	and	Real Estate -	Real Estate -	Real Estate -	Consumer
	Industrial	Construction	Residential	Commercial	and Other	Total

Allowance for Loan Losses:
Beginning Balance	$1,355,115	$1,264,117	$1,704,470	$7,058,641	$189,686	$11,572,029
Charge-offs	—	—	—	—	—	—
Recoveries	4,673	31,067			132	35,872
Provision	(436,203)	1,299,268	1,118,691	(1,387,668)	(144,088)	450,000
Ending Balance	$923,585	$2,594,452	$2,823,161	$5,670,973	$45,730	$12,057,901

Ending Balance:
Individually Evaluated for Impairment	$—	$—	$—	$1,463,451	$—	$1,463,451
Collectively Evaluated for Impairment	923,585	2,594,452	2,823,161	4,207,522	45,730	10,594,450
	$923,585	$2,594,452	$2,823,161	$5,670,973	$45,730	$12,057,901

Loans:
Individually Evaluated for Impairment	$1,162	$—	$—	$9,294,683	$—	$9,295,845
Collectively Evaluated for Impairment	86,072,396	241,789,990	263,104,574	519,211,784	4,261,796	1,114,440,540
	$86,073,558	$241,789,990	$263,104,574	$528,506,467	$4,261,796	$1,123,736,385

Information regarding impaired loans as of and for the periods ended June 30, 2022, is as follows:

	Unpaid			Average	Interest
	Principal	Recorded	Related	Recorded	Income
	Balance	Investment	Allowance	Investment	Recognized

With no specific allowance recorded:
Commercial and Industrial	$1,162	$1,162	$—	$4,581	$50
Real Estate - Commercial	2,254,099	2,254,099	—	2,427,050	60,208
Consumer and Other	—	—	—	—	—

With a specific allowance recorded:
Commercial and Industrial	$—	$—	$—	$—	$—
Real Estate - Commercial	7,040,583	7,040,583	(1,463,451)	8,020,292	183,169
Consumer and Other	—	—	—	—	—

Total:
Commercial and Industrial	$1,162	$1,162	$—	$4,581	$50
Real Estate - Commercial	9,294,682	9,294,682	(1,463,451)	10,447,342	243,377
Consumer and Other	—	—	—	—	—

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5)LOANS AND ALLOWANCE FOR LOAN LOSSES, CONTINUED

Included in the impaired loan balance (recorded investment) as of June 30, 2022, was $6,701,271 in loans whose terms have been modified in troubled debt restructurings. The Company had no significant commitments to lend additional amounts under such loans as of June 30, 2022. Interest income on impaired loans is recorded by the Bank in a manner consistent with its income recognition policies for other loans. No interest was recognized on impaired loans on the cash basis during 2022.

There were no troubled debt restructurings that subsequently defaulted for the period ended June 30, 2022.

To assess the credit quality of loans, the Company classifies loans into risk categories based on relevant information about the ability of the borrowers to service their debts, such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. This analysis is performed on a quarterly basis. The Company uses the following definitions for risk classifications:

Special mention—Loans classified as special mention have potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for these loans or of the Company’s credit position at some future date.

Substandard—Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligors or of the collateral pledged, if any. Loans so classified have one or more well-defined weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected. These loans are considered potential nonperforming or nonperforming loans depending on the accrual status of the loans.

Doubtful—Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristics that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. These loans are considered nonperforming.

Loans not meeting the criteria above that are analyzed as part of the above-described process are classified as pass loans. As of June 30, 2022, and based on the most recent analysis performed as of that date, the risk categories of loans by class of loan are as follows:

		Special
	Pass	Mention	Substandard	Total

Commercial and Industrial	$86,072,396	$—	$1,162	$86,073,558
Real Estate - Construction	241,789,990	—	—	241,789,990
Real Estate - Residential	263,104,574	—	—	263,104,574
Real Estate - Commercial	519,211,785	2,254,099	7,040,583	528,506,467
Consumer and Other	4,261,796	—	—	4,261,796
	$1,114,440,541	$2,254,099	$7,041,745	$1,123,736,385

There were no loans classified as doubtful as of June 30, 2022.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6)PREMISES AND EQUIPMENT, NET

A summary of premises and equipment as of and depreciation expense for the six months ended June 30, 2022, is as follows:

	Estimated
	Useful Life	2022

Land	—	$4,126,789
Buildings and Improvements	10 - 40 years	24,360,604
Furniture, Fixtures and Equipment	3 - 10 years	7,223,270
		35,710,663
Less: Accumulated Depreciation		(9,127,053)
Premised and equipment, net		$26,583,610

Depreciation Expense		$741,659

(7)DERIVATIVES

The Bank uses derivative instruments to manage exposure to various types of interest rate risk for the Bank and its customers within policy guidelines.

Qualified customers have the opportunity to participate in an interest rate swap program for the purpose of managing interest rate risk on their variable rate loans with the Bank. The Bank enters into such agreements with customers, then offsetting agreements are executed between the Bank and approved dealer counterparties to minimize market risk from changes in interest rates. The counterparty contracts are identical to customer contracts in terms of notional amounts, interest rates, and maturity dates, except for a fixed pricing spread or fee paid by the dealer counterparty. These interest rate swaps carry varying degrees of credit, interest rate and market or liquidity risks. The fair value of these derivative instruments are recognized as either “non-hedge derivative assets” and “non-hedge derivative liabilities” and is reported in other assets and other liabilities in the consolidated balance sheets.

	2022
	Notional	Fair Value
Non-hedge Derivative Assets	$11,704,337	$769,931
Non-hedge Derivative Liabilities	$11,704,337	$769,931

The floating rate paid in connection with these interest rate swap agreements is a contractual percentage rate spread to one-month LIBOR. From time to time it may be necessary to post collateral with dealer counterparties to secure the market values of these contracts. As of June 30, 2022 the dealer has posted collateral with the bank in the amount of $880,000.

(8)FHLB ADVANCES

On April 8, 2022, the Company repaid principal of $23,000,000 in FHLB advances including a prepayment penalty of $39,714, which has been included in the Interest expense – FHLB borrowings line item on the Consolidated Statement of Income.  At June 30, 2022, the Company had no outstanding FHLB advances.

The Company had no outstanding letters of credit issued for customer pledging requirements at June 30, 2022.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9)SUBORDINATED DEBENTURES AND OTHER BORROWINGS

Subordinated debt consists of the following at June 30, 2022:

2022

3.75% Subordinated Debentures	$15,000,000
Unamortized Debt Issuance Costs	(267,500)
Subordinated Debentures, net	$14,732,500

During 2021, the Company issued $15,000,000 of fixed-to-floating rate subordinated debentures. These debentures bear interest at 3.75% and become callable at the Company’s option on June 15, 2026, subject to certain exceptions. Beginning on the call date, the interest rate will reset quarterly to the three-month term Secured Overnight Financing Rate plus 306 basis points. These debentures require quarterly interest payments with principal due at maturity on June 15, 2031. This obligation is unsecured and is subordinated to the claims of depositors and general and secured creditors.

The Company had unused credit lines of $47,500,000 with other financial institutions as of June 30, 2022.

(10)EMPLOYEE BENEFIT PLANS

Defined Contribution Plan

The Company has a defined contribution 401(k) retirement plan (the “401(k) Plan”), which covers substantially all employees who have attained the age of 21 and have worked for at least 1 year. Under the terms of the 401(k) Plan, employees are allowed to contribute a portion of their annual salary to the 401(k) Plan. The Company may make an annual discretionary matching contribution based on a percentage of salary contributed by participants, up to a pre-determined percentage of gross pay.

Employees vest in the Company’s discretionary matching contribution at 20% per year, increasing 20% per year until fully vested. The Company’s expense for the Plan was $189,412 for the six months ended June 30, 2022.

Deferred Compensation Agreements

The Company has an Executive Stock Appreciation Plan (the “ESAP”) that was designed to retain talent and provided deferred compensation to certain key employees. Pursuant to the ESAP, payments of unit appreciation credit benefits will begin the earlier of 14 months after retirement, death or disability and are payable in five or ten equal annual payments, as elected by the participant. Participants in the ESAP are also eligible to receive annual unit distribution payments, as defined in the ESAP document. The Company accrues a benefit obligation based upon the value of the allocated unit appreciation credits, as defined in the ESAP document. At June 30, 2022, $2,796,992, is included in accrued liabilities and $191,950 is included in salary expense in the accompanying consolidated financial statements related to the unit appreciation credit benefits awarded.

(11)NON-QUALIFIED STOCK OPTION PLAN

The Company has a stock option plan (the “Stock Option Plan”) that will continue in effect until such time the Stock Option Plan is terminated by the Company in accordance with the terms of the Stock Option Plan.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(11)NON-QUALIFIED STOCK OPTION PLAN, CONTINUED

The Stock Option Plan permits the grant of share options that once exercised convert to shares of non-voting common stock of the Company. The purpose of the Stock Option Plan is to attract, retain and incentivize top executives of the Company. Option awards are generally granted with an exercise price equal to the market value of the Company’s common stock at the date of grant with a vesting period of five years with 20% of the shares vesting on each grant date anniversary. The Company has a policy of using shares held as treasury stock to satisfy share option exercises. Currently, the Company has a sufficient number of treasury shares to satisfy expected share option exercises.

The fair value of each option is estimated on the date of grant using a closed form option valuation (Black-Scholes) model that uses the assumptions noted in the table below. Expected volatilities are based on volatilities of guideline companies using a regional bank market index. The Company does not have historical data necessary to estimate the expected term of the options, and therefore, calculates the expected term of the options as the midpoint between the vesting date and expiration date. The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

As of June 30, 2022, there was $4,381,408 of total unrecognized compensation cost related to nonvested stock options granted under the Stock Option Plan. The cost is expected to be recognized over a weighted-average period of 2.75 years.

(12)FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company has outstanding commitments and contingent liabilities, such as commitments to extend credit and standby letters of credit, which are not included in the accompanying financial statements. The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual or notional amount of those instruments. The Company uses the same credit policies in making such commitments as it does for instruments that are included on the balance sheets.

Financial instruments whose contractual amounts represent credit risk at June 30, 2022, were as follows:

Commitments to Extend Credit	$256,233,000

Standby Letters of Credit (Excluding FHLB)	$4,897,621

The Company has estimated an allowance for off-balance-sheet risk of $379,353 at June 30, 2022. The allowance for off-balance-sheet risk is reflected in other liabilities. The Company had no losses from off-balance-sheet risks during 2022.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s credit worthiness on a case-by-case basis.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12)FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK, CONTINUED

The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation. Collateral held varies but may include accounts receivable, inventory, property, equipment, and income-producing commercial properties.

Standby letters of credit are conditional lending commitments issued by the Company to guarantee the performance of a customer to a third party. Standby letters of credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Company’s policy for obtaining collateral, and the nature of such collateral, is essentially the same as that involved in making commitments to extend credit. The Company was not required to perform on any financial guarantees during the past year. The Company did not incur any losses on its commitments in 2022.

Commitments to purchase mortgage loans are obtained by the Company from the investor at a specified price prior to funding. The Company acquires such commitments to eliminate market risk on mortgage loans in the process of origination and on mortgage loans held for sale. When loans are sold with recourse, the purchaser has recourse against the Company should the borrower become delinquent within specified periods after the loan is sold. The recourse periods are expected to expire without default by the borrower, and thus no liability has been recorded for any possible losses that might be experienced under these agreements.

(13)CONCENTRATION OF CREDIT RISK

The Bank grants commercial and industrial, real estate, and consumer loans throughout its defined lending area, which is primarily Wyoming. The debtors’ ability to honor their obligations to the Bank is dependent on the general economic conditions of the defined lending area. Generally, the loans are secured by real estate, accounts receivable, inventory, or commercial property. The loans are expected to be repaid from cash flow or proceeds from the sale of secured assets. The Bank’s lending policy requires that secured loans be collateralized by sufficient assets to provide a margin of safety between the loan balance and the value of underlying collateral securing the loan. When borrowers default on loans, the Bank pursues normal legal actions to foreclose upon or repossess the collateral securing the loan.

All of the Company’s loans, commitments, and standby letters of credit have generally been granted to customers in the Company’s market area. All such customers are generally depositors of the Company. At June 30, 2022, the Bank held approximately $703,617,000 in loans collateralized by commercial real estate (including commercial real estate construction loans) representing 486% and 448% of capital, respectively. The Bank’s loans to the hospitality industry totaled approximately $253,609,147, or 175% of capital, at June 30, 2022. The Bank has established enhanced policies and procedures with respect to portfolio management, management information systems, market analysis, credit underwriting standards, portfolio stress testing, sensitivity analysis, and credit risk review to address the concentrations and risks inherent to the Bank’s commercial real estate lending. Additionally, the concentrations are reported to and monitored by the Bank’s Board of Directors on a quarterly basis.

The Bank had two loan relationships with total committed exposure of $214,506,011, which represents more than 5% of total loans at June 30, 2022. The distribution of commitments to extend credit approximates the distribution of loans outstanding. Standby letters of credit were granted primarily to commercial borrowers.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13)CONCENTRATION OF CREDIT RISK CONTINUED

The Company maintains its cash in other financial institutions, which, at times, may exceed federally insured limits. The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instruments is represented by the contractual or notional amount of the account, less the amount covered by FDIC insurance. The Company evaluates the stability of the financial institutions it does business with in evaluating credit risk. The Company has not experienced any losses in such accounts, and believes it is not exposed to any significant credit risk with respect to cash and cash equivalents.

(14)REGULATORY CAPITAL

The Bank is subject to various regulatory capital requirements administered by its primary regulatory agencies. Under capital adequacy guidelines and the regulatory framework for prompt correction action, the Bank must meet specific capital guidelines that involve quantitative measures of assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk-weighting and other factors. Failure to meet minimum capital requirements can initiate regulatory action. Management believes that as of June 30, 2022, the Bank meets all adequacy requirements to which it is subject.

Prompt corrective action regulations provide five classifications:  well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At June 30, 2022, the most recent regulatory notifications categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the Bank’s category.

The Bank’s actual and required capital amounts (in thousands) and ratios as of June 30, 2022 are included in the following table:

			Minimum Required			To be Well Capitalized
			For Capital			Under Prompt Corrective
	Actual		Adequacy Purposes			Action Purposes
	Amount	Ratio	Amount	Ratio		Amount	Ratio

Total Capital (to Risk Weighted Assets)	$144,675	12.06%	$125,919	10.50	%*	$119,923	10.00%
Tier I Capital (to Risk Weighted Assets)	132,238	11.03%	101,935	8.50	%*	95,939	8.00%
Common Equity Tier I Capital (to Risk Weighted Assets)	132,238	11.03%	83,946	7.00	%*	77,950	6.50%
Tier I Leverage	132,238	8.02%	65,918	4.00%		82,398	5.00%

*The capital adequacy ratios include the capital conservation buffer of 2.5%.

The Bank is subject to certain restrictions on the amount of dividends that it may declare without prior regulatory approval. It is management’s intention to limit the dividends paid in order to maintain compliance with capital guidelines and to maintain a well-capitalized position in the Bank.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(15)FAIR VALUE MEASUREMENTS

ASC 820 establishes a fair value hierarchy for valuation inputs that gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The fair value hierarchy is as follows:

●	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset and liability, either directly or indirectly, for substantially the full term of the asset or liability.
●	Level 3 inputs consist of unobservable inputs which are used when observable inputs are unavailable and reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

The Company uses appropriate valuation methods based on the available inputs to measure the fair value of its assets and liabilities.

Fair Value Measured on a Recurring Basis

The following is a description of the valuation methodologies used for assets and liabilities measured at fair value on a recurring basis and recognized in the accompanying consolidated balance sheets, as well as the general classification of such assets pursuant to the valuation hierarchy.

Securities Available-for-Sale

The fair value of securities available-for-sale is estimated based on quoted market prices, when available. The Company obtains fair value measurements from an independent pricing service. The fair value measurements consider observable data that may include dealer quotes, market spreads, cash flows, the U.S. Treasury yield curve, live trading levels, trade execution data, market consensus prepayment speeds, credit information, and the security’s terms and conditions, among other things. The Company reviews prices supplied by the independent pricing service, as well as their underlying pricing methodologies, for reasonableness and to ensure such prices are aligned with traditional pricing matrices. In certain cases where Level 1 and Level 2 inputs are not available, securities are classified within Level 3 of the hierarchy. Management considered the expected principal recoveries and adjusted yield on the Level 3 bonds and determined the cost approximates fair value. In the first quarter of 2022, the Company transferred substantially all of the available-for-sale portfolio to held-to-maturity.

Equity Securities

The fair values of equity securities are obtained from quoted prices from national exchanges which are Level 1 inputs.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(15)FAIR VALUE MEASUREMENTS, CONTINUED

Derivative Contracts

The fair value of interest rate swap agreements is based on valuation models using observable market data as of the measurement date. The fair value of interest rate swap agreements is determined using quantitative models that utilize multiple market inputs. The inputs vary based on the agreement, and include interest rates, prices and indices to generate continuous yield or pricing curves, prepayment rates, and volatility factors. The majority of market inputs are actively quoted and can be validated through external sources, including brokers, market transactions, and third-party pricing services.

The following table presents the fair value measurements of assets and liabilities recognized in the accompanying consolidated balance sheets at fair value on a recurring basis by level within the fair value hierarchy at June 30, 2022:

	Level 1	Level 2	Level 3	Total

State and Political Subdivisions	$—	$55,046	$—	$55,046
Total Securities Available-for-Sale	$—	$55,046	$—	$55,046

Equity Securities	1,974,256	—	—	1,974,256

Non-hedge Derivative Assets	—	769,931	—	769,931
Non-hedge Derivative Liabilities	—	(769,931)	—	(769,931)
	$1,974,256	$55,046	$—	$2,029,302

Fair Value Measured on a Nonrecurring Basis

The following is a description of the valuation methodologies used for assets measured at fair value on a nonrecurring basis and recognized in the accompanying consolidated balance sheets, as well as the general classification of such assets pursuant to the valuation hierarchy.

Impaired Loans, Net of Specific Allowance

Loans for which it is probable the Bank will not collect all principal and interest due according to contractual terms are measured for impairment in accordance with the provisions of ASC 310-10-35. Allowable methods for estimating fair value include using the fair value of the collateral for collateral dependent loans or, where a loan is determined not to be collateral dependent, using the discounted cash flow method.

If the impaired loan is identified as collateral dependent, then the fair value method of measuring the amount of impairment is utilized. This method requires obtaining a current independent appraisal of the collateral and applying a discount factor, where applicable, to the value.

If the impaired loan is determined not to be collateral dependent, then the discounted cash flow method is used. This method requires the impaired loan to be recorded at the present value of expected future cash flows, discounted at the loan’s effective interest rate. The effective interest rate of a loan is the contractual interest rate, adjusted for any net deferred loan fees or costs, premiums, or discounts existing at origination or acquisition of the loan.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(15)FAIR VALUE MEASUREMENTS, CONTINUED

The following table presents the fair value measurements of assets recognized in the accompanying consolidated balance sheets at fair value on a nonrecurring basis by level within the fair value hierarchy at June 30, 2022:

	Level 1	Level 2	Level 3	Total

Impaired Loans	$—	$—	$9,295,844	$9,295,844

(16)COMMITMENTS AND CONTINGENT LIABILITIES

Legal

The Company is subject to claims and lawsuits which arise primarily in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the financial position of the Company.

Operating Leases

The Company leases real estate under noncancelable operating leases. Total rent expense was approximately $342,000, for the six months ended June 30, 2022.

The future minimum lease payments for these leases are as follows:

2022	$336,003
2023	687,863
2024	554,328
2025	364,215
2026	327,555
$2,269,964

(17)RELATED PARTY TRANSACTIONS

The Company has granted loans to certain employees, executive officers, directors, and significant stockholders, as well as companies in which the Bank’s executive officers or directors were principal owners. The aggregate dollar amount of these loans was $22,158,250 at June 30, 2022. In management’s opinion, loans and other extensions of credit and deposits were made in the ordinary course of business and were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. Further, in management’s opinion, these loans do not involve more than normal risk of collectability or present other unfavorable features.

In the normal course of business, the Bank regularly sells and purchases participations in loans with an affiliated bank. Participations purchased from the affiliated bank totaled $30,178,584 at June 30, 2022. Participations sold to the affiliated bank totaled $86,320,473 at June 30, 2022.

Deposits of executive officers, directors, and significant shareholders of the Company and their related associates totaled $2,008,500 at June 30, 2022.

BANCSHARES OF JACKSON HOLE INCORPORATED

JACKSON, WYOMING

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(17)RELATED PARTY TRANSACTIONS CONTINUED

The Bank also has a shared services agreement with an affiliated bank whereas certain employees serve similar roles at both banks. Included in salaries and employee benefits expense on the accompany consolidated statements of income, the Bank paid $525 thousand for the six months ended June 30, 2022 to reimburse the affiliated bank for the net shared services.

(18)SUBSEQUENT EVENTS

Management has evaluated subsequent events occurring through October 4, 2022, the date the financial statements were available to be issued. National Bank Holdings Corporation’s acquisition of Bancshares of Jackson Hole Incorporated received regulatory approval on September 15, 2022 and closed October 1, 2022.